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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 1996

                                 NTN CANADA, INC.
             (Exact name of registrant as specified in its charter)

              New York            0-18066            11-2805051
             ---------           ---------          ------------
             (State or other     (Commission        (IRS Employer
             jurisdiction of     File Number)       Identification No.)
             incorporation)


               14 Meteor Drive, Etobicoke, Ontario Canada M9W 1A4
          (Address of principal executive offices, including zip code)

                                 (416) 675-6666
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report.)









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Item 2.     Acquisition or Disposition of Assets.

     On October 2, 1996, NTN Canada, Inc. (the "Registrant"), through its wholly-owned subsidiary NTN Interactive Network Inc. ("Interactive"), acquired, effective as of October 1, 1996, all of the outstanding capital stock of Magic Lantern Communications Ltd., a Canadian corporation ("Magic Lantern"), pursuant to a Share Purchase Agreement, dated October 1, 1996 (the "Agreement"), among Interactive, Connolly-Daw Holdings Inc. ("Connolly-Daw"), 1199846 Ontario Ltd. ("1199846") and Douglas Connolly and Wendy Connolly (jointly, the "Connollys"), a copy of the Agreement being annexed hereto as Exhibit "10.1", and is incorporated herein by reference thereto. The aggregate purchase price was $1,450,000 (Canadian), $200,000 (Canadian) of which was paid in cash to Connolly-Daw. The balance of the aggregate purchase price was satisfied by the delivery of a Non-Negotiable Promissory Note (the "Connolly-Daw Note") in the principal amount of $703,133 (Canadian) and payable to Connolly-Daw, and a Non-Negotiable Promissory Note (the "1199846 Note" and, together with the Connolly-Daw Note, the "Notes") in the amount of $546,867 and payable to 1199846. Copies of the Connolly-Daw Note and 1199846 Note are annexed hereto as Exhibits "10.2" and "10.3", respectively, and are incorporated herein by reference thereto.

     Under the terms of the Notes, Interactive has the right (the "Share Payment Option") to deliver to Connolly-Daw and 1199846 (the "Vendors"), respectively, in lieu of payment of the principal amounts of the Notes, such shares of the common stock, par value $.07 per share (the "Common Stock") of the Registrant, in accordance with a specified schedule therein. Pursuant to the provisions of the Notes, Interactive, the Registrant and Connolly-Daw have entered into an option agreement (the "Connolly-Daw Option Agreement"), a copy of which is annexed hereto as Exhibit "10.4" and is incorporated herein by reference thereto, and Interactive, the Registrant and 1199846

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have entered into an option agreement (the "1199846 Option Agreement"), a copy of which is annexed hereto as Exhibit "10.5" and is incorporated herein by reference thereto, pursuant to which the Registrant, at each of the Vendors' option, shall be obligated to purchase from the Vendors, (the "Put Option") and each of the Vendors, at the Registrant's option, shall be obligated to sell to the Registrant (the "Call Option"), a specified number of shares of Common Stock at a price (i) equal to 90% of the average closing price of Registrant's Common Stock during the 20-day period ending on the business day preceding the exercise of such Put Option, and (ii) equal to 110% of the average closing price of Registrant's Common Stock for the 20-day period ending on the business day preceding the exercise of such Call Option. In addition, the Vendors have the right to require Interactive to deliver shares of Common Stock in lieu of payment of the amounts due pursuant to the Notes. The Registrant has guaranteed the delivery of the aforesaid shares to either, or both, of Connolly-Daw and 1199846 if such election is made.

     Pursuant to a Registration Rights Agreement, dated October 1, 1996 (the "Registration Rights Agreement"), a copy of which is annexed hereto as Exhibit "10.6" and is incorporated herein by reference thereto, the Registrant has granted certain registration rights under the Securities Act of 1933 with respect to the shares issuable upon exercise of the Share Payment Option.

     In addition, pursuant to a Share Purchase Agreement dated October 1, 1996, Interactive acquired 1,000 Class A special shares of Magic Lantern owned by Telesat Canada for $250,000 (Canadian). A copy of this agreement is annexed hereto as Exhibit "10.7", and is incorporated herein by reference thereto.

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     The following schedules to the Agreement are not annexed hereto, but the
Registrant, upon request, shall provide a copy of any omitted schedule:

          Schedule "A"   -   Financial Statements

          Schedule "B"   -   Particulars  of  Purchased Shares; Information  re:
                             Authorized and Issued Capital

          Schedule "C"   -   List of Subsidiaries and Share Capital Thereof

          Schedule "D"   -   Undisclosed Liabilities

          Schedule "E"   -   Liens, Charges and Encumbrances

          Schedule "F"   -   Equipment and Other Personal Property Leases

          Schedule "G"   -   Real Property Leases

          Schedule "H"   -   Legal Descriptions of Real Property Owned

          Schedule "I"   -   Standard Form Distribution Rights Agreement

          Schedule "J"   -   Employment Contracts,  Directors, Officers,
                             Employees and Independent Contractors

          Schedule "K"   -   Other Material Contracts

          Schedule "L"   -   Litigation

          Schedule "M"   -   Description of Insurance Policies

          Schedule "N"   -   Bank Accounts

          Schedule "O"   -   Intellectual and Industrial Property

          Schedule "P"   -   Vehicular Equipment Owned or Leased

          Schedule "Q"   -   Addresses of Company and Subsidiaries


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Item 7. Financial Statements and Exhibits.


     (a) The Registrant intends to provide the following financial statements and pro forma financial information under cover of a Form 8 Amendment to this Current Report on Form 8-K, which shall be filed no later than December 16, 1996.

          (1)  Audited balance sheet of Magic Lantern as of August 31, 1996.

          (2) Audited statements of income and cash flows of Magic Lantern for the twelve month period ended August 31, 1996.

          (3) Pro forma information of Magic Lantern and the Registrant as of and for the period ended August 31, 1996 and

          (4) Audited balance sheet and statements of income and cash flows of the Registrant for the periods required by Sections 3-01 and 3-02 of Regulation S-X.

     (b) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K, numbered in accordance with Item 601 of Regulation S-K.

10.1 Share Purchase Agreement, dated the 1st day of October, 1996, by and between Connolly-Daw Holdings Inc., 1199846 Ontario Ltd., Douglas Connolly and Wendy Connolly and NTN Interactive Network Inc.

10.2 Non-Negotiable Promissory Note, dated October 1, 1996, by and between NTN Interactive Network Inc., as Debtor, and Connolly-Daw Holdings Inc., as Creditor.

10.3 Non-Negotiable Promissory Note, dated October 1, 1996 by and between NTN Interactive Network Inc., as Debtor, and 1199846 Ontario Ltd., as Creditor.

10.4 Registration Rights Agreement, dated October 1, 1996, by and between NTN Canada, Inc., Connolly-Daw Holdings Inc. and 1199846 Ontario Ltd.




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10.5           Option Agreement, dated the 1st day of October, 1996, by and between Connolly-Daw Holdings Inc., NTN Interactive Network Inc. and NTN Canada, Inc.

10.6 Option Agreement, dated the 1st day of October, 1996, by and between 1199846 Ontario Ltd., NTN Interactive Network Inc. and NTN Canada, Inc.

10.7 Share Purchase Agreement, dated the 1st day of October, 1996 by and between NTN Interactive Network Inc. and Telesat Canada.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NTN CANADA, INC.
                                                a New York Corporation

                                                by: Peter Rona
                                               ---------------------------
                                               Peter Rona, President
Date: October 2, 1996


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                                 EXHIBIT INDEX

10.1 Share Purchase Agreement, dated the 1st day of October, 1996, by and between Connolly-Daw Holdings Inc., 1199846 Ontario Ltd., Douglas Connolly and Wendy Connolly and NTN Interactive Network Inc.

10.2 Non-Negotiable Promissory Note, dated October 1, 1996, by and between NTN Interactive Network Inc., as Debtor, and Connolly-Daw Holdings Inc., as Creditor.

10.3 Non-Negotiable Promissory Note, dated October 1, 1996 by and between NTN Interactive Network Inc., as Debtor, and 1199846 Ontario Ltd., as Creditor.

10.4 Registration Rights Agreement, dated October 1, 1996, by and between NTN Canada, Inc., Connolly-Daw Holdings Inc. and 1199846 Ontario Ltd.

10.5 Option Agreement, dated the 1st day of October, 1996, by and between Connolly-Daw Holdings Inc., NTN Interactive Network Inc. and NTN Canada, Inc.

10.6 Option Agreement, dated the 1st day of October, 1996, by and between 1199846 Ontario Ltd., NTN Interactive Network Inc. and NTN Canada, Inc.

10.7 Share Purchase Agreement, dated the 1st day of October, 1996 by and between NTN Interactive Network Inc. and Telesat Canada.